Income Taxes - Additional Information (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021
Income Tax Disclosure [Abstract]
Provision for income taxes	$ 0	$ 0
Income tax examination, description		The Company’s U.S. federal and state income tax returns are generally subject to tax examinations for the tax years from inception through December 31, 2021. There are currently no pending income tax examinations. To the extent the Company has tax attribute carryforwards, the tax years in which the attribute was generated may still be adjusted upon examination by the Internal Revenue Service and state tax authorities to the extent utilized in a future period.
Accrued interest and penalties related to unrecognized tax benefits	$ 0	$ 0